Exhibit 99




                   VIACOM BOARD OF DIRECTORS APPROVES CREATION
               OF TWO PUBLICLY TRADED COMPANIES FOLLOWING SPIN-OFF

         Tax-Free Spin-Off to Maximize Long-Term Potential of Businesses and Highlight Value of Leading Entertainment Brands


NEW YORK, June 14, 2005 -- Sumner M. Redstone, Chairman and Chief Executive Officer of Viacom Inc. (NYSE: VIA and VIA.B), announced today that the Company's Board of Directors has unanimously approved the creation of two separate publicly traded companies from the Company's leading entertainment brands through a spin-off to Viacom stockholders.

The transaction will result in stockholders holding shares in both companies, and is expected to be tax-free to shareholders. Following the spin-off, which is expected to be completed in the first quarter of 2006, Sumner Redstone will serve as Chairman and will be the controlling shareholder of the companies, which will both be headquartered in New York.

Viacom also announced that the Board of Directors has named Shari Redstone to the newly created position of Non-Executive Vice Chairman of the Board. Ms. Redstone, President of National Amusements Inc., has been a member of the Viacom Board since 1994. Additionally, in line with its ongoing corporate governance initiatives, the Company announced that Frederic V. Salerno, a member of the Viacom Board since 1994 and former Vice Chairman and Chief Financial Officer of Verizon Communications Inc., has been appointed to the newly created position of Lead Independent Director. The appointment reflects Mr. Salerno's role as Chair of the Board's Nominating and Governance Committee.

Mr. Redstone said, "Today we celebrate our past successes by stepping forward to embrace the future. This transaction is the logical extension of the strategic vision that created Viacom and recognizes the inherent diversity of our assets as well as the changing business environment. We believe that this transaction will enable Viacom shareholders to fully benefit from the important gains we realized in building this Company by fully unlocking our significant untapped potential and

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creating new opportunities to build on our leadership positions, maximize earnings growth and fully exploit our considerable strengths."

"I want to commend the Viacom Board of Directors and the Viacom management team for the careful and thorough strategic analysis that led to this important decision," Mr. Redstone added. "The decision to create two new companies was the result of intense study by the Board, which worked closely with the Company's management and carefully analyzed all strategic options before reaching its conclusion. The Board believes the transaction will result in two strong, focused and nimble companies, and will better enable management to directly impact and maximize the strengths of their respective businesses. Additionally, the Board believes that the transaction will provide current and potential stockholders with attractive investment options that are more closely aligned with their various investment objectives."

Mr. Redstone added that the Board has formed a Special Committee, which he will chair, that will assist and monitor the process of creating the two companies. Also serving on the Committee will be Viacom Board members Shari Redstone, Frederic Salerno and Philippe Dauman. Ms. Redstone will serve as Vice Chairman of the Committee.

The new company created through the tax-free spin-off will retain the Viacom Inc. name and will be led by Mr. Freston. The new Viacom will be comprised of MTV Networks (including MTV, VH1, Nickelodeon, Nick at Nite, Comedy Central,
CMT: Country Music Television, Spike TV, TV Land and many other networks around the world), BET, Paramount Pictures, Paramount Home Entertainment and Famous Music. The other company, to be called CBS Corporation, will be led by Mr. Moonves and will combine the CBS and UPN broadcast networks, Viacom Television Stations Group, Infinity Broadcasting, Viacom Outdoor, the CBS, Paramount and King World television production operations, as well as Showtime, Simon & Schuster and Paramount Parks. Additional announcements regarding specific details on the two new companies, including financial structures, management teams and a more detailed timetable for the process, will be made over the next several weeks.

"The new Viacom and CBS will have highly complementary business portfolios, leadership positions in their industries and superior management teams that have direct incentives to create greater shareholder value. In addition, each company will have distinct capital structures designed to generate higher returns. Under the leadership of Tom Freston and Leslie Moonves,



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shareholders of each company will benefit from more focused long-term and individualized approaches that will amplify the significant strengths of the respective businesses.

"The new Viacom will focus on organic expansion through the creation of cutting-edge content, unrivaled brands, specialized and highly desirable demographics and the continuing expansion of delivery platforms," Mr. Redstone added. "We anticipate that this company's stock will attract a higher trading multiple that can in turn be used for targeted acquisitions in promising areas. With the increased importance of wireless, online and video gaming businesses, the ability of the new Viacom to be opportunistic will be a distinct and powerful advantage. Additionally, we believe that the new Viacom's significant cash flow generation will provide the opportunity for significant share repurchases."

"The new CBS will be a strong generator of free cash flow with industry-leading positions across television and radio broadcasting, television production and out-of-home advertising. With industry leading positions in content creation and delivery, CBS will be extraordinarily well-positioned to maximize existing opportunities and execute on new areas designed to create value. Importantly, this company will also have the financial capability to return significant capital to stockholders through dividend payments and stock repurchases."

Viacom is a leading global media company, with preeminent positions in broadcast and cable television, radio, outdoor advertising, and online. With programming that appeals to audiences in every demographic category across virtually all media, the company is a leader in the creation, promotion, and distribution of entertainment, news, sports, music, and comedy. Viacom's well-known brands include CBS, MTV, Nickelodeon, Nick at Nite, VH1, BET, Paramount Pictures, Infinity Broadcasting, Viacom Outdoor, UPN, TV Land, Comedy Central, CMT:
Country Music Television, King World, Spike TV, Showtime, Paramount Parks, and Simon & Schuster. More information about Viacom and its businesses is available at www.viacom.com.

Information About the Transaction
---------------------------------
In connection with the proposed transaction, Viacom intends to file a Registration Statement on Form S-4 with the U.S. Securities and Exchange Commission. Investors and securityholders are urged to read the Registration Statement and related materials that are filed with the SEC when they become available, because they will contain important information about the proposed transaction. Investors and securityholders will be able to obtain copies of these documents, and


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other documents containing information about Viacom, without charge, at the
SEC's website at www.sec.gov.
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Cautionary Statement Concerning Forward-looking Statements
This news release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward-looking statements are not based on historical facts, but rather reflect the Company's current expectations concerning future results and events. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause the actual results, performance or achievements of the Company to be different from any future results, performance and achievements expressed or implied by these statements. The forward-looking statements included in this document are made only as of the date of this document, and, under section 27A of the Securities Act and section 21E of the Exchange Act, we do not have any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

Contacts:

Press:                                      Investors:
Carl D. Folta                               Martin Shea
Executive Vice President,                   Executive Vice President,
Corporate Relations                         Investor Relations
(212) 258-6352                              (212) 258-6515
carl.folta@viacom.com                       marty.shea@viacom.com
---------------------                       ---------------------

Kristi Gorman                               James Bombassei
Manager, Corporate Relations                Vice President, Investor Relations
(212) 846-6261                              (212) 258-6377
kristi.gorman@viacom.com                    james.bombassei@viacom.com
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